Exhibit 4.11

This REGISTRATION RIGHTS AGREEMENT, dated as of December 21, 2005 (as it may be amended it from time to time, this “Agreement”), is made among (i) CCMG Holdings, Inc., a Delaware corporation (the “Company”), (ii) the Principal Investors, (iii) each other stockholder of the Company listed in the signature pages of this Agreement and (iv) any other stockholder of the Company that may become a party to this Agreement pursuant to the terms hereof.

A.                                   The Company, the Principal Investors and certain other stockholders of the Company entered into a Stockholders Agreement, dated as of December 21, 2005 (as it may be amended from time to time, the “Stockholders Agreement”), which sets forth the terms and conditions of the ownership of the Common Shares, and which contemplates the execution and delivery of this Agreement.

B.                                     The Company desires to grant to the Holders certain registration rights with respect to Common Shares of the Company.

C.                                     Capitalized terms used in this Agreement without definition have the meaning set forth Section 11.

Now, therefore, the parties hereto agree as follows:

1.                                       Demand Registrations.

(a)                                  Requests for Registration. At any time following the earlier of (i) consummation of an IPO and (ii) the eighth anniversary of the Closing Date, any Principal Investor may request in writing that the Company effect the registration of all or any part of the Registrable Securities held by its Principal Investor Group (a “Registration Request”). Promptly after its receipt of any Registration Request, the Company will give written notice of such request to all other Holders, and will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered in the Registration Request or by any other Holders by written notice to the Company given within 30 days after the date the Company has given such Holders notice of the Registration Request, provided that the Company will not be required to effect a registration pursuant to this Section 1(a) unless the value of Registrable Securities of the Principal Investor Group included in the Registration Request is at least $100 million or such lower amount as agreed by at least one of the other Principal Investors. The Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1. Any registration requested by a Principal Investor pursuant to Section 1(a) or 1(c) is referred to in this Agreement as a “Demand Registration”.

(b)                                 Limitation on Demand Registrations. Each Principal Investor will be entitled to initiate no more than two Demand Registrations (other than Short-Form

Registrations permitted pursuant to Section 1(c)), and, unless otherwise agreed by the Majority Principal Investors, the Company will not be obligated to effect more than one Demand Registration (other than Short-Form Registrations) in any six month period, provided that a request for registration will not count for the purposes of this limitation if (i) the requesting Principal Investor determines in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration due to marketing or regulatory reasons, (ii) the Registration Statement relating to such request is not declared effective within 180 days of the date such Registration Statement is first filed with the Commission (other than solely by reason of the requesting Principal Investor having refused to proceed) and such requesting Principal Investor withdraws its Registration Request prior to such Registration Statement being declared effective, (iii) prior to the sale of at least 90% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the requesting Principal Investor’s reasonable satisfaction within 30 days of the date of such order, (iv) more than 20% of the Registrable Securities requested by the Principal Investor to be included in the registration are not so included pursuant to Section 1(f), or (v) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by any member of the requesting Principal Investor Group). Notwithstanding the foregoing, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section 1(a) regardless of whether or not such request counts toward the limitation set forth above.

(c)                                  Short-Form Registrations. The Company will use its reasonable best efforts to qualify for registration on Form S-2 or S-3 or any comparable or successor form or forms or any similar short-form registration (“Short-Form Registrations”), and, if requested by the requesting Principal Investor and available to the Company, such Short-Form Registration will be a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of the Registrable Securities, pursuant to Rule 415, and to that end the Company will register (whether or not required by law to do so) the Common Shares under the Exchange Act in accordance with the provisions of that Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms. In no event shall the Company be obligated to effect any shelf registration other than pursuant to a Short-Form Registration. Following an IPO, any Principal Investor will be entitled to request at any time and from time to time an unlimited number of Short-Form Registrations, if available to the Company, with respect to the Common Shares held by its Principal Investor Group, in addition to the registration rights provided in Section 1(a), provided that the Company will not be obligated to effect any registration pursuant to this Section 2(c) (i) more than twice in any one year, (ii) within 90 days after the effective date of any Registration Statement of the Company hereunder or (iii) unless the value of Registrable Securities of the Principal Investor Group included in the applicable Registration Request is at least $20 million or such lower amount as agreed by at least one other Principal Investors. Promptly after its receipt of any request for a Short-Form Registration, the Company will give written notice of such request to all other Holders, and will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that any Holder has requested in writing to be registered by no later than the 15th day after the date of such notice. The Company will pay all Registration Expenses incurred in connection with any Short-Form Registration. If any Demand Registration is proposed to be a Short-Form Registration and an underwritten offering, if the managing underwriter shall advise the Company that, in its opinion, it is of material importance to the success of such proposed offering to file a registration statement on Form S-1 (or any successor or similar registration statement) or to include in such registration statement information not required to be included in a Short-Form Registration, then the Company will file a registration statement on Form S-1 or supplement the Short-Form Registration as reasonably requested by such managing underwriter (it being understood and agreed that any such registration shall not count as a “Demand Registration” for purposes of calculating how many “Demand Registrations” a Principal Investor has initiated).

(d)                                 Restrictions on Demand Registrations. If the filing, initial effectiveness or continued use of a registration statement, including a shelf registration statement pursuant to Rule 415, with respect to a Demand Registration would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the board of directors of the Company (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement and (iii) would reasonably be expected to have a material adverse effect on the Company or its business or on the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided, that the Company shall not be permitted to do so (x) more than four times during any 12 month period or (y) for periods exceeding, in the aggregate, 90 days during any 12 month period. In the event the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon their receipt of the notice referred to above, their use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the requesting Principal Investor will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count for the purposes of the limitation set forth in Section 1(b). The

Company will pay all Registration Expenses incurred in connection with any such aborted registration or prospectus.

(e)                                  Selection of Underwriters. If the requesting Principal Investor intends that the Registrable Securities of its Principal Investor Group covered by its Registration Request shall be distributed by means of an underwritten offering, the Principal Investor will so advise the Company as a part of the Registration Request, and the Company will include such information in the notice sent by the Company to the other Holders with respect to such Registration Request. In such event, the lead underwriter to administer the offering will be chosen by the Holders of at least sixty percent of the Registrable Securities being sold in such offering that are held by members of the Principal Investor Groups (unless such lead underwriter is an Affiliate of ML Global Private Equity Fund, L.P and the value of the securities included such offering is in excess of $50 million, in which event such selection shall require unanimous approval of the Principal Investors participating, or who have a member of their Principal Investor Group participating, in such offering), subject to the prior written consent, not to be unreasonably withheld or delayed, of the Company. If the offering is underwritten, the right of any Holder to registration pursuant to this Section 1 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the Requisite Investors), and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Principal Investors.

(f)                                    Priority on Demand Registrations. The Company will not include in any underwritten registration pursuant to Section 1 any securities that are not Registrable Securities without the prior written consent of all participating Principal Investors. If the managing underwriter advises the Company that in its reasonable opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority:  (i) first, Registrable Securities of Holders that are Principal Investors or members of any Principal Investor Group, pro rata on the basis of the aggregate number of Registrable Securities owned by each such Holder, and (ii) second, Registrable Securities of any other Holders, pro rata in on the basis of the aggregate number of Registrable Securities owned by each such Holders and (iii) any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

2.                                       Piggyback Registrations.

(a)                                  Right to Piggyback. Whenever the Company proposes to register any of its securities, other than a registration pursuant to Section 1 or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to all Holders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the date of the Company’s notice (a “Piggyback Registration”); provided the registration by the Company of its securities in connection with an IPO (i) consummated after the fourth anniversary but prior to the eighth anniversary of the Closing Date shall not constitute a Piggyback Registration unless so designated by the Company with the approval of the Majority Principal Investors and (ii) consummated prior to the fourth anniversary of the Closing Date shall not constitute a Piggyback Registration unless so designated by the Company with Unanimous Investor Approval. Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the 30th day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and except for the obligation to pay Registration Expenses pursuant to Section 2(c) the Company will have no liability to any Holder in connection with such termination or withdrawal.

(b)                                 Underwritten Registration. If the registration referred to in Section 2(a) is proposed to be underwritten, the Company will so advise the Holders as a part of the written notice given pursuant to Section 2(a). In such event, the right of any Holder to registration pursuant to this Section 2 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting, and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Principal Investors.

(c)                                  Piggyback Registration Expenses. The Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

(d)                                 Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority:  (i) first, the securities the Company proposes to sell, (ii) second, (subject to the rights of any Senior Shares) Registrable Securities of any Holders and Parity Shares of any Person, pro rata on the basis of the aggregate number of such securities or shares owned by each such Holder or Person and, (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(e)                                  Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten secondary registration on behalf of other holders of the Company’s securities (other than a registration pursuant to Section 1), and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such registration only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority (subject to the rights of any Senior Shares):  (i) first, Registrable Securities of any Holders and Parity Shares of any Person, pro rata on the basis of the aggregate number of such securities or shares owned by each such Holder or Person and, (ii) second, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

3.                                       Registration Procedures. Subject to Section 1(d), whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 1 and 2 of this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will, as expeditiously as possible:

(a)                                  prepare and (within 60 days after the end of the 30-day period within which requests for registration may be given to the Company pursuant hereto) file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings with the NASD and thereafter use its reasonable best efforts to cause such Registration Statement to become effective, provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to Holders’ Counsel (as defined in Section 4(b)) copies of all such documents proposed to be filed, which documents will be subject to review of such counsel at the Company’s expense.

(b)                                 prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of either (i) not less than six months or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or, or two years in the case of shelf registration statements (or such shorter period ending on the date that the securities covered by such shelf registration statement cease to constitute Registrable Securities) or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c)                                  furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)                                  use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary  or reasonably advisable in light of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(f)                                    promptly notify each seller of such Registrable Securities and Holders’ Counsel, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g)                                 notify each seller of any Registrable Securities covered by such Registration Statement and Holders’ Counsel (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for any of such purposes;

(h)                                 use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or NASDAQ, as determined by the Company;

(i)                                     provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of, or date of final receipt, for such Registration Statement;

(j)                                     enter into such customary agreements (including underwriting agreements with customary provisions) and take all such other actions as the Majority Principal Investors or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares);

(k)                                  make available for inspection by any seller of Registrable Securities and Holders’ Counsel, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided that each Holder will, and will use its commercially reasonable efforts to cause each such underwriter, accountant or other agent to, (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (ii) minimize the disruption to the Company’s business in connection with the foregoing;

(l)                                     otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the U.S. Securities Act and Rule 158 thereunder;

(m)                               in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use every reasonable effort to promptly to obtain the withdrawal of such order;

(n)                                 take such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

(o)                                 obtain one or more comfort letters, addressed to the sellers of Registrable Securities, dated the effective date of or the date of the final receipt issued for such Registration Statement (and, if such registration includes an underwritten public offering dated the date of the closing under the underwriting agreement for such offering), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities being sold in such offering reasonably request;

(p)                                 provide legal opinions of the Company’s outside counsel, addressed to the Holders of the Registrable Securities being sold, dated the effective date of or the date of the final receipt issued for such Registration Statement, each amendment and supplement thereto (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

(q)                                 use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of Holders’ Counsel to effect the registration of such Registrable Securities contemplated hereby.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.                                       Registration Expenses.

(a)                                  Except as otherwise provided in this Agreement, all expenses incidental to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters and other Persons retained by the Company (all such expenses, “Registration Expenses”), will be borne by the Company.

The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the New York Stock Exchange or NASDAQ. All Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the amount of proceeds from the sale of their shares so registered.

(b)                                 In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration or qualification for the reasonable fees and disbursements of one United States counsel (“Holders’ Counsel”) for each of the participating Principal Investors.

5.                                       Indemnification.

(a)                                  The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, each Holder, each Affiliate thereof, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, Affiliates and shareholders, and each other Person, if any, who controls any such Holder or any such controlling person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a “Covered Person”) against, and pay and reimburse such Covered Persons for any losses, claims, damages, liabilities, joint or several, to which such Covered Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Covered Persons for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, or in any application (x) in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Covered Person expressly for use therein or (y) if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and such Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such Holder with a sufficient number of copies of the same (and the delivery thereof would have resulted in no such loss, claim damage, liability or expense). In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Covered Persons.

(b)                                 In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, will indemnify and hold harmless the Company, its directors and officers, each underwriter and any Person who is or might be deemed to be a controlling person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each such underwriter against any losses, claims, damages, liabilities, joint or several, to which such Holder or any such director or officer, any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder will reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the obligation to indemnify and hold harmless will be individual and several to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)                                  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not, without the indemnified party’s prior consent, settle or compromise any action or claim or consent to the entry of any judgment unless such settlement or compromise includes as an unconditional term thereof the release of the indemnified party from all liability, which release shall be reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)                                 The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e)                                  If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 5(e) will be limited to an amount equal to the net proceeds to such Holder of the Restricted Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Restricted Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.                                       Participation in Underwritten Registrations.

(a)                                  No Holder may participate in any registration hereunder that is underwritten unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such Holder’s failure to cooperate, will not constitute a breach by the Company of this Agreement). Notwithstanding the foregoing, no Holder will be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5(b).

(b)                                 Each Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), such Holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Holder receives copies of a supplemented or amended prospectus as contemplated by such Section 3(f). In the event the Company gives any such notice, the applicable time period mentioned in Section 3(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6(b) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended prospectus contemplated by Section 3(f).

7.                                       Shelf Take-Downs. At any time that a shelf registration statement covering Registrable Securities is effective, if any Principal Investor delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its or its Principal Investor Group’s Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”) and stating the number of the Registrable Securities to be included in the Shelf Underwritten Offering, then, the Company shall amend or supplement the shelf registration statement or related prospectus as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 7), provided that the Principal Investors shall not be entitled to deliver (i) an aggregate of more than three Take-Down Notices in any twelve month period other than with respect to a Specified Non-Marketed Offering, or (ii) any Take-Down Notice within 30 days after the effective date of any Registration Statement of the Company hereunder. In connection with any Shelf Underwritten Offering:

(a)                                  such proposing Principal Investor shall also deliver the Take-Down Notice to all other Holders included on such shelf registration statement and permit each Holder to include its Registrable Securities included on the shelf registration statement in the Shelf Underwritten Offering if such Holder notifies the proposing Principal Investor and the Company within five business days after delivery of the Take-Down Notice to such Holder, provided, that in the event the Take-Down Notice is with respect to Specified Non-Marketed Offering, each other Holder must notify the proposing Principal Investor and the Company within two business days after delivery of the Take-Down Notice to such Holder; and

(b)                                 in the event that the underwriter advises the Company in its reasonable opinion that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares which would otherwise be included in such take-down, the underwriter may limit the number of shares which would otherwise be included in such take-down offering in the same manner as is described in Section 2(e) with respect to a limitation of shares to be included in a registration.

8.                                       Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

(i)                                     make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration under the

Securities Act filed by the Company for an offering of its securities to the general public, and

(ii)                                  to use its reasonable best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

9.                                       Holdback. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company’s securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company’s securities other than with respect to any Specified Non-Marketed Offerings, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, during the Holdback Period so long as all Holders or stockholders holding more than 5% of the outstanding Common Shares are bound by a comparable obligation, provided that nothing herein will prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof or a transfer to an Affiliate that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound. The Company further agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any registration statement (other than such registration or a Special Registration) covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period with respect to an underwritten offering other than a Specified Non-Marketed Offering, if required by the managing underwriter, provided that notwithstanding anything to the contrary herein, the Company’s obligations under this Section 9 shall not apply during any twelve month period for more than an aggregate of 180 days with respect to any Short Form Registrations or Shelf Underwritten Offerings.

10.                                 Term. This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of all parties hereto or their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding and (c) the dissolution, liquidation or winding up of the Company.

11.                                 Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

“Affiliates” has the meaning set forth in the Stockholders Agreement.

“Affiliate Co-investors” has the meaning set forth in the Stockholders Agreement.

“Closing Date” has the meaning set forth in the Stockholders Agreement.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Common Shares” means the shares of Common Stock of the Company, par value $0.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Holdback Period” means, with respect to the IPO, 180 days after and during the 10 days before, and with respect to any registered offering other than an IPO covered by this Agreement, 90 days after and during the 10 days before, the effective date of the related registration statement or, in the case of a takedown from a shelf registration statement, 90 days after the date of the prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 10 days) as the Company has given reasonable written notice to the holder of Registrable Securities.

“Holder” means any holder of outstanding Registrable Securities who is a party to this Agreement or to whom the benefits of this Agreement have been validly assigned.

“IPO” means the initial underwritten public offering of common stock of the Company pursuant to a Registration Statement filed in accordance with the Securities Act.

“Majority Principal Investors” means at least two of the Principal Investors or, if there is only one remaining Principal Investor, the remaining Principal Investor or, if no Principal Investors remain, the board of directors of the Company.

“Original Shares” has the meaning set forth in the Stockholders Agreement.

“Parity Shares” means any shares, other than Registrable Securities, with respect to which the Company, in accordance with Section 12(a), has granted registration rights that are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of any underwriter cutback permitted pursuant to Section 2.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Principal Investor Group” means, with respect to a Principal Investor, such Principal Investor and its Affiliates and Qualified Co-investment Transferees.

“Principal Investors” means Clayton, Dubilier & Rice Fund VII, L.P., Carlyle Partners IV, L.P. and ML Global Private Equity Fund, L.P, in each case for so long as such Principal Investor’s Principal Investor Group holds at least 10% of its Original Shares.

“Qualified Co-investment Transferees” has the meaning set forth in the Stockholders Agreement.

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

“Registrable Securities” means (i) all Common Shares, (ii) any other stock or securities that the Holders of the Common Shares may be entitled to receive, or will have received, upon exercise of the Common Shares or otherwise pursuant to such Holders’ ownership of the Common Shares, in lieu of or in addition to Common Shares, or (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) or (ii) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering therein, (y) they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act or (z) they are able to be sold by their Holder without restriction as to volume or manner of sale pursuant to Rule 144(k) under the Securities Act and are held by a Holder of no more than 3% of the applicable class outstanding.

“Registration Request” has the meaning set forth in Section 1(a). The term Registration Request will also include, where appropriate, a Short-Form Registration request made pursuant to Section 1(c).

“Registration Statement” means the prospectus and other documents filed with the Commission to effect a registration under the Securities Act.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 144A” means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 145” means Rule 145 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 415” means Rule 415 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder and any other Registration Expenses required by law to be paid by a selling Holder.

“Senior Shares” means any shares, other than Registrable Securities, with respect to which the Company, in accordance with Section 12(a), has granted registration rights that are to be treated on a senior basis with Registrable Securities for the purpose of the exercise of any underwriter cutback permitted pursuant to Section 2.

“Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants or sales agents, distributors or similar representatives of the Company or its direct or indirect subsidiaries or in connection with dividend reinvestment plans.

“Specified Non-Marketed Offering” means a distribution of Registrable Securities pursuant to a shelf registration statement pursuant to Section 7, where the Registrable Securities covered by the applicable Take-Down Notice (i) constitute less than 2% of the outstanding equity securities of the Company and (ii) are not to be marketed to the general public pursuant to the applicable plan of distribution.

12.                                 Miscellaneous.

(a)                                  No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement or grant any demand registration rights exercisable prior to the time the Principal Investors may first exercise their rights under Section 1. Except as provided in this Agreement, the Company will not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are (i) senior to the rights granted hereunder without the prior written consent of each Principal Investor, or, if no Principal Investor remains, the Holders of a majority of the Registrable Securities or (ii) pari passu to the rights granted hereunder without the prior written consent of the Majority Principal Investors.

(b)                                 Stock Splits, etc. Each party hereto agrees that it will vote to effect a stock split (forward or reverse, as the case may be) with respect to any capital stock of the Company in connection with any registration of such capital stock, if the board of directors of the Company determines, following consultation with the managing underwriter (or, in connection with an offering that is not underwritten, an investment banker) that a stock split would facilitate or increase the likelihood of success of the offering. Each party hereto agrees that any number of shares of capital stock of the Company referred to in this Agreement shall be equitably adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or similar transaction.

(c)                                  Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and each of the Principal Investors, or if no Principal Investors remain, the Holders of a majority of the Registrable Securities, provided that in the event that such amendment or waiver would treat a Holder or group of Holders in a manner different from any other Holders, then such amendment or waiver will require the consent of such Holder or the Holders of a majority of the Registrable Securities of such group adversely treated. A copy of each such amendment shall be sent to each Holder and shall be binding upon each party hereto; provided that the failure to deliver a copy of such amendment shall not impair or affect the validity of such amendment.

(d)                                 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment will have been made, the provisions of this Agreement which are for the benefit of the Holders of the Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein; provided that no Principal Investor may assign its rights hereunder except in connection with the transfer of its Common Shares to any Person that constitutes a “Permitted Transferee” pursuant to clause (ii) of the definition of “Permitted Transferee” in the Stockholders Agreement. Notwithstanding anything to the contrary in this Agreement, the Company may assign this Agreement in connection with a merger, reorganization or sale, transfer or contribution of all or substantially all of the assets or stock of the Company to any of its subsidiaries or Affiliates, and, upon the consummation of any such merger, reorganization, sale, transfer or contribution, such subsidiary or Affiliate shall automatically and without further action assume all of the obligations and succeed to all the rights of the Company under this Agreement.

(e)                                  Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)                                    Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(g)                                 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)                                 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles or rules of conflicts of law to the extent such principles or rules are not mandatorily applicable by statute and would require the application of the laws of another jurisdiction).

(i)                                     Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any such suit, action or other proceeding except in such courts). Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth or referred to in Section 12(m) shall be effective service of process for any such suit, action or other proceeding. Each party irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or other proceeding in (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

(j)                                     Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (a) certifies and acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and (b) acknowledges that it understands and has considered the implications of this wavier and makes this wavier voluntarily, and that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this clause (j).

(k)                                  Enforcement; Attorney’s Fees. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof, provided that no Holder will have any right to an injunction to prevent the filing or effectiveness of any Registration Statement of the Company. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and other available remedies.

(l)                                     No Third Party Beneficiaries. Except as set forth in Section 5, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns.

(m)                               Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by reputable overnight courier or (d) sent by fax (provided a confirmation copy is sent by one of the other methods set forth above), as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

If to the Company, to it at:

CCMG Holdings, Inc.

c/o M&C Corporate Services Limited (on behalf of
Clayton, Dubilier & Rice Fund VII, L.P.)

P.O. Box 309GT
Ugland House
South Church Street
George Town, Grand Cayman
Cayman Islands, British West Indies
Facsimile: (345) 949-8080

with a copy to (which shall not constitute notice):

Clayton, Dubilier & Rice, Inc.
375 Park Avenue
18th Floor
New York, New York  10152
Attention:  Mr. David H. Wasserman
Facsimile:  (212) 893-7061

with a copy to (which shall not constitute notice):

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention:  Franci J. Blassberg, Esq.
Facsimile:  (212) 909-6836

with a copy to (which shall not constitute notice):

Carlyle Partners IV, L.P.
c/o The Carlyle Group
1001 Pennsylvania Avenue, NW
Suite 220 South
Washington DC 20004-2505
Attention:  Mr. Gregory S. Ledford
Facsimile:  (202) 347-1818

with a copy to (which shall not constitute notice):

ML Global Private Equity Fund, L.P.
c/o Merrill Lynch Global Private Equity
4 World Financial Center, 23rd Floor
New York, NY 10080
Attention: Mr. George A. Bitar & Mr. Robert F. End
Facsimile: (212) 449-1119

If to CD&R, to it at:

Clayton, Dubilier & Rice Fund VII, L.P.
c/o M&C Corporate Services Limited
P.O. Box 309GT
Ugland House
South Church Street
George Town, Grand Cayman
Cayman Islands, British West Indies
Facsimile: (345) 949-8080

with a copy to (which shall not constitute notice):

Clayton, Dubilier & Rice, Inc.
375 Park Avenue
18th Floor
New York, New York  10152
Attention:  Mr. David H. Wasserman
Facsimile:  (212) 893-7061

with a copy to (which shall not constitute notice):

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention:  Franci J. Blassberg, Esq.
Facsimile:  (212) 909-6836

If to Carlyle, to it at:

Carlyle Partners IV, L.P.
c/o The Carlyle Group
1001 Pennsylvania Avenue, NW
Suite 220 South
Washington DC 20004-2505
Attention:  Mr. Gregory S. Ledford
Facsimile:  (202) 347-1818

with a copy to (which shall not constitute notice):

Latham & Watkins LLP
555 Eleventh Street, NW
Suite 1000
Washington, DC  20004-1304
Attention:  Daniel T. Lennon, Esq. & David S. Dantzic, Esq.
Facsimile:  (202) 637-2201

If to Merrill, to it at:

ML Global Private Equity Fund, L.P.
c/o Merrill Lynch Global Private Equity
4 World Financial Center, 23rd Floor
New York, NY 10080
Attention: Mr. George A. Bitar & Mr. Robert F. End
Facsimile: (212) 449-1119

with a copy to (which shall not constitute notice):

Wachtell Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:  Andrew R. Brownstein, Esq. & Gavin D. Solotar, Esq.
Facsimile:  (212) 403-2000

If to any other Holder, to its address set forth on the signature page of such Stockholder to this Agreement with a copy (which shall not constitute notice) to any party so indicated thereon.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery, on the day delivered, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by overnight courier, on the day delivered, or (z) if by fax, on the day delivered.

(n)                                 Entire Agreement. This Agreement, together with the exhibits hereto and the Transaction Agreements (as defined in the Stockholders Agreement), constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including, without limitation, the Consortium Agreement (as defined in the Stockholders Agreement), which shall be deemed terminated hereby.

[the remainder of this page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

CCMG HOLDINGS, INC.

By:	/s/ David H. Wasserman
	Name:	David H. Wasserman
	Title:	President

CLAYTON, DUBILIER & RICE FUND VII, L.P.
By:	CD&R Associates VII, Ltd., its general partner

	By:	/s/ Theresa A. Gore
		Name:	Theresa A. Gore
		Title:	Vice President

CDR CCMG CO-INVESTOR L.P.
By:	CDR CCMG Co-Investor GP Limited, its general partner

	By:	/s/ Theresa A. Gore
		Name:	Theresa A. Gore
		Title:	Director

Notice Address:
CDR CCMG Co-Investor L.P.
c/o M&C Corporate Services Limited
P.O. Box 309GT
Ugland House
South Church Street
George Town, Grand Cayman
Cayman Islands, British West Indies
Facsimile: (345) 949-8080

with a copy to (which shall not constitute notice):

Clayton, Dubilier & Rice, Inc.

375 Park Avenue

18th Floor

New York, New York  10152

Attention:  Mr. David H. Wasserman

Facsimile:  (212) 893-7061

with a copy to (which shall not constitute notice):

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention:  Franci J. Blassberg, Esq.

Facsimile:  (212) 909-6836

CARLYLE PARTNERS IV, L.P.
By:	TC Group IV, L.P., its general partner
	By:	TC Group IV, L.L.C., its general partner
		By:	TC Group, L.L.C., its sole member
			By:	TCG Holdings, L.L.C., its managing
member

			By:	/s/ Gregory S. Ledford
				Name:	Gregory S. Ledford
				Title:	Managing Director

CP IV COINVESTMENT, L.P.
By:	TC Group IV, L.P., its general partner
	By:	TC Group IV, L.L.C., its general partner
		By:	TC Group, L.L.C., its sole member
			By:	TCG Holdings, L.L.C., its managing
member

			By:	/s/ Gregory S. Ledford
				Name:	Gregory S. Ledford
				Title:	Managing Director

Notice Address CP IV Coinvestment, L.P. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW Suite 220 South Washington DC 20004-2505 Attention: Mr. Gregory S. Ledford Facsimile: (202) 347-1818

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

555 Eleventh Street, NW

Suite 1000

Washington, DC  20004-1304

Attention:       Daniel T. Lennon, Esq.
David S. Dantzic, Esq.

Facsimile:  (202) 637-2201

CEP II U.S. INVESTMENTS, L.P.
By:	CEP II GP, L.P., its general partner
	By:	Carlyle Investment GP Corp., its general partner

		By:	/s/ John F. Harris
			Name:	John F. Harris
			Title:	Secretary and Treasurer

Notice Address CEP II U.S. Investments, L.P. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW Suite 220 South Washington DC 20004-2505 Attention: Mr. Gregory S. Ledford Facsimile: (202) 347-1818

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

555 Eleventh Street, NW

Suite 1000

Washington, DC  20004-1304

Attention:       Daniel T. Lennon, Esq.
David S. Dantzic, Esq.

Facsimile:  (202) 637-2201

CEP II PARTICIPATIONS S.à.r.l

By:	/s/ William E. Conway, Jr.
	Name:	William E. Conway, Jr.
	Title:	Manager

By:	/s/ John F. Harris
	Name:	John F. Harris
	Title:	Manager

Notice Address CEP II Participations S.à.r.l. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW Suite 220 South Washington DC 20004-2505 Attention: Mr. Gregory S. Ledford Facsimile: (202) 347-1818

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

555 Eleventh Street, NW

Suite 1000

Washington, DC  20004-1304

Attention:       Daniel T. Lennon, Esq.
David S. Dantzic, Esq.

Facsimile:  (202) 637-2201

ML GLOBAL PRIVATE EQUITY FUND, L.P.
By:	MLGPE LTD, its general partner

	By:	/s/ George A. Bitar
		Name:	George A. Bitar
		Title:	Managing Director

MERRILL LYNCH VENTURES L.P. 2001
By:	Merrill Lynch Ventures, LLC, its general partner

	By:	/s/ George A. Bitar
		Name:	George A. Bitar
		Title:	Executive Vice President

Notice Address

Merrill Lynch Ventures L.P. 2001

c/o Merrill Lynch Global Private Equity

4 World Financial Center, 23rd Floor

New York, NY 10080

Attention:  Mr. George A. Bitar &

Mr. Robert F. End

Facsimile:  (212) 449-1119

with a copy to (which shall not constitute notice):

Wachtell Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:  Andrew R. Brownstein, Esq. & Gavin D.
Solotar, Esq.

Facsimile:  (212) 403-2000

ML HERTZ CO-INVESTOR, L.P.
By:	ML Hertz Co-Investor GP, L.L.C., its general partner
	By:	ML Global Private Equity Fund, L.P., as sole member
		By:	MLGPE LTD, its general partner

		By:	/s/ George A. Bitar
Name: George A. Bitar
Title: Managing Director

Notice Address

ML Hertz Co-Investor, L.P.

c/o Merrill Lynch Global Private Equity

4 World Financial Center, 23rd Floor

New York, NY 10080

Attention:  Mr. George A. Bitar & Mr. Robert F. End

Facsimile:  (212) 449-1119

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 W. 52nd Street

New York, NY 10019

Attention:  Andrew R. Brownstein, Esq. & Gavin D.
Solotar, Esq.

Facsimile:  (212) 403-2000

CMC-HERTZ PARTNERS, L.P.
By:	CMC-Hertz General Partner, L.L.C., its general partner

	By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Authorized Person

Notice Address

CMC Hertz Partners, L.P.

c/o Carlyle-Hertz GP, L.P

c/o The Carlyle Group

1001 Pennsylvania Avenue, N.W.

Suite 220 South

Washington, D.C. 20004

Attention:  Mr. Gregory S. Ledford
Facsimile:  (202) 347-1818

With a copy to (which shall not constitute notice):

Latham & Watkins LLP

555 Eleventh Street, NW

Suite 1000

Washington, DC  20004-1304

Attention:       Daniel T. Lennon, Esq.
David S. Dantzic, Esq.

Facsimile:  (202) 637-2201

With a copy to (which shall not constitute notice):

Merrill Lynch Global Private Equity

4 World Financial Center, 23rd Floor

New York, NY 10080

Attention:  Mr. George A. Bitar & Mr. Robert F. End

Facsimile:  (212) 449-1119

With a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 W. 52nd Street

New York, NY 10019

Attention:  Andrew R. Brownstein, Esq. & Gavin D.
Solotar, Esq.

Facsimile:  (212) 403-2000

With a copy to (which shall not constitute notice):

CD&R Associates VII, L.P.

c/o M&C Corporate Services Limited
P.O. Box 309GT
Ugland House
South Church Street
George Town, Grand Cayman
Cayman Islands, British West Indies
Facsimile: (345) 949-8080

With a copy to (which shall not constitute notice):

Clayton, Dubilier & Rice, Inc.

375 Park Avenue

18th Floor

New York, New York  10152

Attention:  Mr. David H. Wasserman

Facsimile:  (212) 893-7061

With a copy to (which shall not constitute notice):

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention:  Franci J. Blassberg, Esq.

Facsimile:  (212) 909-6836